UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 7, 2017

Capital Senior Living Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)
(972) 770-5600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
On March 7, 2017, Capital Senior Living Corporation (the “Company”) entered into an agreement (the “Agreement”) with Arbiter Partners Capital Management LLC, Arbiter Partners QP, LP, Paul J. Isaac and Ross B. Levin (collectively, “Arbiter”) pertaining to, among other things, the appointment of two new independent directors (the “New Directors”) to the Company’s Board of Directors (the “Board”).
Pursuant to the Agreement, on March 7, 2017 Paul J. Isaac and Ross B. Levin were appointed to the Board to serve until the Company’s 2018 annual meeting of its shareholders.
Pursuant to the Agreement, Arbiter agreed to certain customary standstill and voting provisions. Among other things, the standstill restricts Arbiter from: (i) engaging in certain proxy contest activities, (ii) entering into voting agreements, (iii) seeking to effect any merger, business combination, restructuring or other extraordinary transaction, (iv) instituting any litigation against the Company, (v) taking actions in support of: (a) changing or influencing the Board or management, or (b) any material change in the Company’s business, corporate strategy or corporate structure or (vi) acquiring beneficial ownership of more than 15.25% of the Company’s common stock, in each case, until the Expiration Date (as defined in the Agreement).
Arbiter also agreed to vote its shares in favor of all nominees recommended by the Board for election to the Board at the Company’s 2017 annual meeting of its shareholders (the “2017 Meeting”), as well as in favor of certain of the Board’s proposals at the 2017 Meeting.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.
On March 8, 2017, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.2.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.
The disclosure under Item 1.01 above is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.

(d) Exhibits.

*99.1	Support Agreement, dated as of March 7, 2017, by and among Arbiter Partners Capital Management LLC, Arbiter Partners QP, LP, Paul J. Isaac and Ross B. Levin and the Company.

*99.2	Press Release, dated March 8, 2017.

*	These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 8, 2017	Capital Senior Living Corporation

	By:	/s/ Carey Hendrickson
	Name:	Carey Hendrickson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

*99.1	Support Agreement, dated as of March 7, 2017, by and among Arbiter Partners Capital Management LLC, Arbiter Partners QP, LP, Paul J. Isaac and Ross B. Levin and the Company.

*99.2	Press Release, dated March 8, 2017.

*	These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.